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                             STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of March 13, 1998, among The Imperial Home Decor Group Inc., a Delaware corporation (the "Company"), Imperial Home Decor Group Holdings LLC, a Delaware limited liability company and a stockholder of the Company (together with its transferees and the transferees of such transferees, "Holdings"), Borden, Inc., a New Jersey corporation ("Borden"), and BDH One, Inc. a Delaware corporation and an indirect wholly owned subsidiary of Borden ("BDH One") (Borden, BDH One and their respective Permitted Transferees, collectively, the "Borden Investors").

                                    RECITALS:

     A. The Company, BDPI Holdings Corporation, a Delaware corporation ("MergerCo") and Borden are parties to a Recapitalization Agreement, dated as of October 14, 1997 (the "Recapitalization Agreement"), pursuant to which, among other things, the Company was recapitalized (the "Recap") and the Company's name was changed to "The Imperial Home Decor Group Inc.";

     B. Immediately following the Recap, the Borden Investors collectively held 653,125 shares of Common Stock and Holdings held 5,284,375 shares of Common Stock; and

     C. The parties hereto wish to provide for certain matters relating to their respective holdings of Common Stock.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                             I. INTRODUCTORY MATTERS

     1.1. Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

          "Affiliate" has the meaning given to that term in Rule 405 promulgated under the Securities Act; provided, that officers, directors or employees of the Company will not be deemed to be Affiliates of a stockholder of the Company for purposes hereof solely by reason of being officers, directors or employees of the Company.

          "Agreement" means this Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Assumption Agreement" means a writing in substantially the form of Exhibit A hereto.


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          "Board" means the Board of Directors of the Company.

          "Business Day" means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

          "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

          "IPO" means the completion of an initial Public Offering and the sale to the public of Common Stock by the Company.

          "Permitted Transferees" means any Person to whom shares of Common Stock are Transferred in a Transfer in accordance with Sections 3.2 or 3.3 or otherwise not in violation of this Agreement and who is required to, and does, enter into an Assumption Agreement, and includes any Person to whom a Permitted Transferee of any Borden Investor (or a Permitted Transferee of a Permitted Transferee) so further Transfers shares of Common Stock and who is required to, and does, become bound by the terms of this Agreement.

          "Person" means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

          "Public Offering" means the sale of shares of any class of the Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

          "Registrable Securities" means (i) any Common Stock held by the Borden Investors immediately following the Recap, (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock, and (iii) any Common Stock issued by way of a stock split of the Common Stock referred to in clauses (i), (ii) or (iii) above. For purposes of this Agreement, any Registrable Securities will cease to be Registrable Securities when (A) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (B) all Registrable Securities may be offered and sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act in a single transaction or series of transactions over a 90-day period,
     (C) such Registrable Securities are sold by a person in a transaction in which rights under the provisions of this Agreement are not assigned, or
     (z) such Registrable Securities cease to be outstanding.

          "Registration Expenses" means any and all expenses incident to the performance by the Company of its obligations under Sections 4.1 or 4.2, including without limitation


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     (i) all SEC, stock exchange, National Association of Securities Dealers,
     Inc. and other comparable regulatory agencies, registration and filing fees, (ii) all fees and expenses of the Company in complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), (iii) all printing, messenger and delivery expenses of the Company, (iv) the fees and disbursements of counsel for the Company and of its independent accountants, including without limitation the expenses of any "cold comfort" letters required by or incident to such performance and compliance, and (v) fees and disbursements customarily paid by issuers or sellers of securities (but not underwriters' or sales agents' discounts or similar compensation).

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

          "Stockholders" means each of the holders of Common Stock.

          "Transfer" means a transfer, sale, assignment, pledge, hypothecation or other disposition, whether directly or indirectly pursuant to the creation of a derivative security, the grant of an option or other right, the imposition of a restriction on disposition or voting or transfer by operation of law. Notwithstanding the foregoing, Transfer shall not mean any change of control of Borden or a successor of Borden.

     1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) "or" is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

                    II. COMPOSITION OF THE BOARD OF DIRECTORS

     2.1. Borden Board Representation. (a) Subject to Section 5.2, Holdings will vote its shares of Common Stock at any regular or special meeting of the stockholders of the Company called for the purpose of filling positions of the Board, or in any written consent executed in lieu of such a meeting of stockholders, and will take all actions necessary, to ensure that the Board includes one individual selected by Borden (the "Borden Nominee"), provided, however, that the foregoing covenant will not apply unless (a) if the Borden nominee is an executive of Borden, the Borden Nominee has a level of seniority of Executive Vice President or Senior Vice President or higher or (b) if the Borden Nominee is not an executive of Borden, such Borden Nominee is reasonably acceptable to Holdings, provided, however, that any executive of


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Kohlberg Kravis Roberts & Co. will be deemed to be acceptable to the Board for purposes of this Section 2.2.

     (b) Borden will at all times have the right to cause any person acting as the Borden Nominee to be removed and replaced by another individual meeting the requirements of Section 2.1(a), or if the individual acting as a Borden Nominee resigns or is otherwise disabled from acting as a director, to name another individual meeting the requirements of Section 2.1(a) to act as the Borden Nominee. The right of Borden to designate the Borden Nominee and remove and replace a Borden Nominee may be exercised only by delivering written notice of such exercise to the Company and Holdings.

     2.2. Borden Group Cooperation. Except to the extent inconsistent with its rights to select, remove or replace the Borden Nominee under Section 2.1(a) or
(b), the Borden Group will take any and all actions requested of any of them in writing by Holdings to elect to the Board such individuals as are designated by Holdings and to remove or replace any individual so designated.

                                 III. TRANSFERS

     3.1. Limitations on Transfer. (a) No Borden Investor may Transfer any shares of Common Stock other than (i) in connection with a Public Offering effected in accordance with this Agreement or (ii) in accordance with Sections 3.2, 3.3, 3.4, or 3.5.

     (b) In the event of any purported Transfer by any Borden Investor of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer.

     (c) Each certificate representing shares of Common Stock issued to any Borden Investor will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law (the "Legend"):

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT AMONG THE COMPANY, IMPERIAL HOME DECOR GROUP HOLDINGS LLC., BORDEN, INC. AND BDH ONE, INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AGREEMENT.

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY


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     HAVE BEEN REGISTERED UNDER THAT ACT OR ANY OTHER APPLICABLE LAW OR AN
     EXEMPTION FROM REGISTRATION IS AVAILABLE."

The Legend will be removed by the Company by the delivery of substitute certificates without such Legend in the event of (i) a Transfer permitted by this Agreement and in which the Transferee is not required to enter into an Assumption Agreement or (ii) the termination of Article III pursuant to the terms hereof, provided however, that the second paragraph of such Legend will only be removed if at such time a legal opinion shall have been obtained to the effect that such legend is no longer required for purposes of applicable securities laws. In connection with the foregoing, the Company agrees that from and after the consummation of an IPO if the Company is required to file reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for so long as and to the extent necessary to permit any Borden Investor to sell the shares of Common Stock pursuant to Rule 144, the Company shall use its reasonable best efforts to file, on a timely basis, all reports required to be filed with the SEC by it pursuant to Section 13 of the Exchange Act, so long as it is subject to such requirement, furnish to the Borden Investors upon request a written statement as to whether the Company has complied with such reporting requirements during the 12 months preceding any proposed sale under Rule 144 and otherwise use its reasonable efforts to permit such sales pursuant to Rule 144.

     3.2. Right of First Offer. (a) Except in connection with a Transfer pursuant to or as expressly permitted by Section 3.3, 3.4 or 3.5, during the period from the date hereof until the earlier to occur of the completion of an IPO and March 13, 2003 (the "ROFO Period"), prior to any Borden Investor proposing to effect a Transfer of Common Stock to any Person not an Affiliate of the Transferor (a "Third-Party Sale"), such Borden Investor (the "Offering Stockholder") will deliver to Holdings a written Notice (an "Offer Notice") specifying the aggregate amount of cash consideration (the "Offer Price") for which the Offering Stockholder proposes to sell the Common Stock to be offered in such Third-Party Sale (the "Offered Stock").

     (b) Prior to negotiating with any third party (or committing to negotiate) in respect of a possible Third-Party Sale of any Common Stock, the Offering Stockholder will negotiate with Holdings in good faith concerning the possible sale to Holdings of the Common Stock proposed or otherwise intended to be sold in a Third Party Sale for a period of 30 calendar days following the date on which Holdings receives the Offer Notice. If Holdings delivers to the Offering Stockholder a written Notice (an "Acceptance Notice") within such 30 calendar day period (such 30 calendar day period being referred to herein as the "ROFO Acceptance Period") stating that Holdings is willing to purchase all of the Offered Stock for the Offer Price and on the other terms set forth in the Offer Notice, the Offering Stockholder will sell all of the Offered Stock to Holdings, and Holdings will purchase such Offered Stock from the Offering Stockholder, on the proposed terms and subject to the conditions set forth below.

     (c) The consummation of any purchase of the Offered Stock by Holdings pursuant to this Section 3.2 (the "ROFO Closing") will occur no more than 90 calendar days following the delivery of the Acceptance Notice (such 90 calendar day period being referred to herein as the "ROFO Closing Period") at 10:00 a.m. (Eastern Time) at the offices of Jones, Day, Reavis & Pogue at 599 Lexington Avenue, New York, New York 10022, or at such other time of day and place as may be mutually agreed upon by the Offering Stockholder and Holdings. At the ROFO Closing, (i) Holdings will deliver to the Offering Stockholder by certified or official bank


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check or wire transfer to an account designated by the Offering Stockholder an amount in immediately available funds equal to the Offer Price, (ii) the Offering Stockholder will deliver one or more certificates evidencing the Offered Stock, together with such other duly executed instruments or documents (executed by the Offering Stockholder) as may be reasonably requested by Holdings to acquire the Offered Stock free and clear of any and all claims, liens, pledges, charges, encumbrances, security interests, options, trusts, commitments and other restrictions of any kind whatsoever (collectively, "Encumbrances"), except for Encumbrances created by this Agreement, federal or state securities laws or Holdings or as specified in the Offer Notice ("Permitted Encumbrances"), and (iii) the Offering Stockholder will be deemed to represent and warrant to Holdings that, upon the ROFO Closing, the Offering Stockholder will convey and Holdings will acquire the entire record and beneficial ownership of, and good and valid title to, the Offered Stock, free and clear of any and all Encumbrances, except for Permitted Encumbrances.

     (d) If no Acceptance Notice relating to the proposed Third-Party Sale is delivered to the Offering Stockholder prior to the expiration of the ROFO Acceptance Period, or an Acceptance Notice is so delivered to the Offering Stockholder but the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless Holdings was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transactions to be consummated by Holdings at the ROFO Closing), the Offering Stockholder may consummate the Third-Party Sale, but only (i) during the 90 calendar day period immediately following the expiration of the ROFO Acceptance Period (in the event that no Acceptance Notice was timely delivered to the Offering Stockholder) or the 90 calendar day period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Offering Stockholder but the ROFO Closing failed timely to occur), (ii) at a price at least equal to the Offer Price, (iii) upon other terms not materially less favorable to the Offering Stockholder than those set forth in the Offer Notice, if any, (iv) if the Transferee in the Third-Party Sale enters into an Assumption Agreement, and (v) if the Third-Party Sale is not to or with a Transferee engaged in the business of the development, production, marketing, distribution or sale of vinyl and/or paper decorative surface products for residential applications.

     (e) For purposes of this Section 3.2, the value of any consideration other than cash that is payable or receivable in the Third Party Sale will be as determined by the Board in good faith.

     3.3. Transfers to Affiliates. The Borden Investors may Transfer any or all of the shares of Common Stock held by any of them to any of their respective Affiliates controlled by the Transferor who duly executes and delivers an Assumption Agreement, provided that in connection therewith the Company has been furnished with an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company that such Transfer is exempt from or not subject to the registration requirements of Section 5 of the Securities Act.

     3.4. Tag-Along Rights. (a) So long as this Agreement remains in effect, with respect to any proposed Transfer by Holdings, or any Person to whom Holdings assigns its rights in accordance with Section 5.5, of shares of Common Stock to any Person not an Affiliate of Holdings, other than in a Public Offering, whether pursuant to a stock sale, a tender or exchange


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offer or a similar transaction (any such transaction, a "Holdings Sale"),
Holdings will have the obligation, and each Borden Investor will have the right, to require the proposed Transferee or acquiring Person to purchase from each Borden Investor who exercises its rights under Section 3.4(b) (a "Tagging Stockholder") a number of shares of Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock owned by such Tagging Stockholder by
(B) the aggregate number of shares of Common Stock owned by Holdings, the Tagging Stockholder and any other Stockholder entitled to participate in such transaction, and (ii) the total number of shares of Common Stock proposed to be directly or indirectly Transferred to the Transferee or acquiring Person in the contemplated Holdings Sale (a "Proposed Transferee"), at the same price per share of Common Stock and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to Holdings; provided, that in order to be entitled to exercise its right to sell shares of Common Stock to the Proposed Transferee pursuant to this Section 3.4, each Tagging Stockholder must agree to make to the Proposed Transferee substantially the same representations, warranties, covenants, proportionate indemnities and agreements as Holdings agrees to make in connection with the proposed Holdings Sale, provided that such representations, warranties, covenants, indemnities and agreements shall be made severally and not jointly by each Tagging Stockholder. Each Tagging Stockholder will be responsible for its proportionate share of the costs of the Holdings Sale to the extent not paid or reimbursed by the Company or the Proposed Transferee, provided that such costs shall exclude fees paid to Holdings and/or its affiliates.

     (b) Holdings will give notice to each Tagging Stockholder of each proposed Holdings Sale at least fifteen Business Days prior to the proposed consummation of such Holdings Sale, setting forth the number of shares of Common Stock proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, Holdings will provide such information, to the extent reasonably available to Holdings, relating to such consideration as the Tagging Stockholder may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of payment offered by the Proposed Transferee, and a representation that the Proposed Transferee has been informed of the tag-along rights provided for in this
Section 3.4. Holdings will deliver or cause to be delivered to each Tagging Stockholder copies of all transaction documents relating to the proposed Holdings Sale (including draft and final versions of such documents) as the same become available. The tag-along rights provided by this Section 3.4 must be exercised by each Tagging Stockholder within ten Business Days following receipt of the notice required by the preceding sentence by delivery of a written notice to Holdings indicating the desire of such Tagging Stockholder to exercise its or his rights and specifying the number of shares of Common Stock it or he desires to sell. The Tagging Stockholder will be entitled under this Section 3.4 to Transfer to the Proposed Transferee the number of shares of Common Stock calculated in accordance with Section 3.4(a).

     (c) If any Tagging Stockholder exercises his or its rights under Section 3.4(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised will take place concurrently with the closing of the sale of Holdings's Common Stock to the Proposed Transferee.


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     3.5. Drag-Along Rights. (a) So long as this Agreement remains in effect, if
Holdings receives an offer from a Person other than an Affiliate of Holdings (a "Third Party") to purchase of a type referred to in the first sentence of
Section 3.4(a) at least a majority of the shares of Common Stock then outstanding and such offer is accepted by Holdings, then each Borden Investor hereby agrees that, if requested by Holdings, it will Transfer to such Third Party on the terms of the offer so accepted by Holdings, including the same time of payment, per share consideration and representations and warranties, the number of shares of Common Stock equal to the number of shares of Common Stock owned by such Borden Investor multiplied by the percentage of the then outstanding shares of Common Stock to which the Third Party offer is applicable; provided that such representations and warranties shall be made severally and not jointly.

     (b) Holdings will give notice (the "Drag-Along Notice") to each of the Borden Investors of any proposed Transfer giving rise to the rights of Holdings set forth in Section 3.5(a) as soon as practicable following Holdings's acceptance of the offer referred to in Section 3.5(a). The Drag-Along Notice will set forth the number of shares of Common Stock proposed to be so Transferred, the name of the proposed Transferee or acquiring Person, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, Holdings will provide such information, to the extent reasonably available to Holdings, relating to such consideration as the Borden Investors may reasonably request in order to evaluate such non-cash consideration), the number of shares of Common Stock sought and the other terms and conditions of the offer. Holdings will notify the Borden Investors at least ten Business Days in advance of entering into a definitive agreement in connection with such offer. In any such agreement, the Borden Investors will be required (i) to make or agree to the same representations, warranties and proportionate indemnities as Holdings so long as they are made severally and not jointly and (ii) to pay their proportionate share of the costs of such Holdings Sale to the extent not paid or reimbursed by the Company or the Transferee or acquiring Person, provided that in the case of the foregoing clause (ii), such costs shall exclude fees paid to Holdings and/or its Affiliates. If the Transfer referred to in the Drag-Along Notice is not consummated within 180 days from the date of the Drag-Along Notice, Holdings must deliver another Drag-Along Notice in order to exercise its rights under this Section 3.5 with respect to such Transfer or any other Transfer.

     (c) If there is more than one Borden Investor when the Company exercises drag-along rights under this Section 3.5, each Borden Investor will participate pro rata by reference to the number of shares of Common Stock owned by each such Borden Investor.

                             IV. REGISTRATION RIGHTS

     4.1. Piggyback Rights. (a) Each time the Company is planning to file a registration statement under the Securities Act in connection with the sale of Common Stock by (i) the Company (other than in connection with an IPO comprised solely of the primary offer and sale of Common Stock by the Company or a registration statement on Forms S-4 or S-8 or any similar or successor form) or
(ii) any Stockholder other than the Borden Investors (the Company or such Stockholder in such case, the "Initiating Party"), the Company will give prompt written notice thereof to each Borden Investor, at least 15 Business Days prior to the anticipated filing


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date of such registration statement. Upon the written request of a majority in interest of the Borden Investors made within 20 Business Days after the receipt of any such notice from the Company, which request will specify the Registrable Securities (the "Piggy-Back Shares") intended to be disposed of by such Borden Investor in such offering, the Company will use reasonable best efforts to effect the registration under the Securities Act of all Piggy-Back Shares which the Company has been so requested to register by such Borden Investors to the extent required to permit the disposition of the Piggy-Back Shares to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, any Initiating Party determines for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to each holder of Piggy-Back Shares and thereupon will be relieved of its obligation to register any Piggy-Back Shares in connection with such registration, and (ii) if such registration involves an underwritten offering, each Borden Investor requesting to be included in the Company's registration must sell its shares to the underwriters on the same terms and conditions as apply to the Initiating Parties.

     (b) If a registration pursuant to this Section 4.1 involves an underwritten offering and the managing underwriter or underwriters advise the Company in writing that, in their opinion, (i) the number of Registrable Securities which the Initiating Party intends to include in such registration, together with the Piggy-Back Shares, exceeds the largest number of such securities which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which the Registrable Securities can be sold) or (ii) the inclusion of Registrable Securities owned by the Borden Investors in such registration would have an adverse effect on such offering, then the Company will include in such registration (A) first, 100% of the securities, if any, that the Company proposes to sell for its own account, and
(B) second, to the extent that the number of securities which the Company proposes to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Registrable Securities of each Initiating Party and/or Borden Investor determined on the basis of the relative percentage relationships of (y) the number of Registrable Securities to be included by such Initiating Party and/or Borden Investor and (z) the number of Registrable Securities to be included by all other Stockholders.

     4.2. Demand Registrations. (a) From and after 180 days following the completion of the IPO, the Borden Investors holding at least a majority of the Registrable Securities held by the Borden Investors may request in a written notice (the "Request") that the Company effect the registration under the Securities Act of all of the Registrable Securities owned by the Borden Investors. Following the receipt of the Request, the Company will (i) within ten days notify all other Stockholders having registration rights of such Request in writing and (ii) thereupon, will as expeditiously as practicable, effect the registration under the Securities Act of all Registrable Securities of such Borden Investors and any Registrable Securities of any other Stockholder having registration rights as are specified in a subsequent Request received by the Company, within ten Business Days after the Company has given such notice, and will cause such registration statement to remain effective for a period of not less than 180 days; provided, however, that the Company will not be required to effect more than one registration pursuant to this Section 4.2, unless the Borden Investors are unable to sell all of the Registrable Securities requested be included in such offering because of the participation by any other Stockholder


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(other than the Borden Investors) in such offering, in which case the Borden
Investors will be entitled to have one additional demand effected.

     (b) The Company and Borden will reasonably mutually agree on the managing underwriter of any underwritten offering effected under Section 4.2(a).

     (c) If a registration pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter or underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities which the Borden Investors and any other Stockholders intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which the securities can be sold), then the number of Registrable Securities of each Borden Investor to be included in such offering will be determined on the basis of the relative percentage relationships of (y) the number of Registrable Securities to be included by such Borden Investor and
(z) the number of Registrable Securities to be included by all other
Stockholders.

     4.3. Other Registration-Related Matters. (a)(i) If (A) the Company files or proposes to file a registration statement (other than in connection with the registration of securities issuable pursuant to a continuous "at the market offering" pursuant to Rule 415(a)(4) under the Securities Act or an employee stock option, stock purchase, dividend reinvestment plan or similar plan) with respect to any securities of the Company, and (B) with reasonable prior notice (an "Offering Delay Notice"), (1) the Company (in the case of a non-underwritten offering pursuant to such registration statement) advises Borden (on behalf of the Borden Investors) in writing that a sale or distribution of securities owned by the Borden Investors would adversely affect such offering or (2) the managing underwriter or underwriters (in the case of an underwritten offering) advise the Company in writing (in which case the Company will notify Borden on behalf of the Borden Investors), that in their opinion a sale or distribution of securities owned by the Borden Investors would adversely affect such offering, then the Company will not be obligated to effect the initial filing of a registration statement pursuant to Section 4.2 during the period commencing on the date that is 30 calendar days prior to the date the Company in good faith estimates (as certified in writing by an officer of the Company to the Borden Investors following a request for registration pursuant to Section 4.2) will be the date of filing of, and ending on the date which is 90 calendar days following the effective date of, such registration statement but in no event for more than 120 consecutive days.

     (ii) If the Board determines in its good faith judgment that the registration and distribution of Registrable Securities (A) would impede, delay or interfere with any pending financing, acquisition, corporate reorganization or other significant transaction involving the Company or (B) would require disclosure of non-public material information, the disclosure of which would adversely affect the Company (collectively a "Valid Business Reason"), the Company will promptly give Borden (on behalf of the Borden Investors) written notice of such determination and will be entitled to postpone the filing or effectiveness of a registration statement relating to a request for registration under this Section IV for a reasonable period of time not to exceed the earlier of (i) such time as a Valid Business Reason no longer exists and (ii) 180 calendar days (a "Section 4.3(a)(ii) Period"); provided, however, that in connection therewith the Company will be required to deliver to the Borden Investors (as identified at such time to the

Company) a statement (the "Statement of Delay"), signed by an officer of the Company, describing in reasonable detail the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company will promptly notify Borden (on behalf of the Borden Investors) of the expiration or earlier termination of a Section 4.3(a)(ii) Period.

     (iii) Notwithstanding the foregoing provisions of this subparagraph (a), the Company shall be entitled to serve only one Offering Delay Notice or Statement of Delay within any 180 day period.

     (b) The Company may require any Person that is selling shares of Common Stock in a Public Offering pursuant to Sections 4.1 or 4.2 to furnish to the Company in writing such information regarding such Person and the distribution of the shares of Common Stock which are included in a Public Offering as may from time to time reasonably be requested in writing in order to comply with the Securities Act.

     (c) The Company will pay all Registration Expenses in connection with each registration or proposed registration of Registrable Securities pursuant to Sections 4.1 or 4.2. Notwithstanding the foregoing, (y) the fees or expenses of counsel to any Borden Investor or of any other expert hired directly by any Borden Investor will be the sole responsibility of such Borden Investor and (z) each Borden Investor will be responsible for its pro rata share (determined by reference to the number of shares included in the applicable registration) of all underwriting discounts and commissions and transfer taxes.

     (d) Before filing a registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Registrable Securities pursuant to Sections 4.1 or 4.2, the Company will furnish to Borden's counsel copies of all documents proposed to be filed and shall provide Borden with the opportunity to review such registration statement or prospectus, or any amendments or supplements thereto.

     (e) The Company will furnish to each seller of Registrable Securities such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), and such other documents as such seller may reasonably request, and will make available for inspection by each Seller's counsel such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of such seller's counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, in order to facilitate the disposition of Registrable Securities by such seller.

     (f) The Company will use reasonable best efforts to register or qualify Registrable Securities covered by a registration statement under such other securities or blue sky laws of such jurisdictions as each seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 4.3(f), it would not be obligated (i) to be so qualified, (ii) to subject itself to taxation in any such jurisdiction, or (iii) to file a general consent to service of process in any such jurisdiction.

     (g) The Company will use reasonable best efforts to cause the Registrable Securities covered by a registration statement to be registered with or approved by each governmental agency or authority, whether federal, state or local, as may be necessary to enable the seller thereof to effect registration or the offering or sale in connection therewith or to consummate the disposition thereof.

     (h) The Company will promptly notify each seller of Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     (i) The Company will enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of the number of shares of securities covered by a registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     (j) The Company will make available for inspection by any seller of Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     (k) The Company will obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the sellers of a majority of the outstanding shares of Registrable Securities covered by the registration statement reasonably requests.

     (l) Each Borden Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.3(h) such Borden Investor will forthwith discontinue disposition of securities pursuant to the registration statement covering such Registrable Securities until such Borden Investor's receipt of the copies of the amended or supplemented prospectus contemplated by Section 4.3(h) and, if so directed by the

Company, such Borden Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Borden Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 4.3(h) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 4.3(h).

     (m) Each Borden Investor will, in connection with an offering of the Company's securities, upon the request of the Company or of the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the registration) without the prior written consent of the managing underwriter for such period of time (not to exceed (i) 180 days, in the case of an IPO, or (ii) 90 days, in the case of any other offering of Company securities) from the effective date of such registration as the Company or the underwriters may specify.

     (n) Holdings will use its reasonable efforts (taking into account the interests of the Company) to make available the executive officers of the Company to participate in customary "road show" presentations that may be reasonably requested by the holders of Registrable Securities and the managing underwriter in any underwritten offering; provided that the participation of such officers shall not interfere with the conduct of their duties to the Company.

     4.4. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 4.1 or 4.2, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, each party hereto who is a holder ("Holder") of Registrable Securities covered by such registration statement, and all current and future directors, officers, employees, general and limited partners, members, Affiliates and assignees of such Holder and of any of the foregoing, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind (each, an "Indemnified Liability") which may be imposed upon, incurred by or asserted against each Indemnified Party in any manner relating to or arising out of (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any Indemnified Liability; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such Indemnified Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 4.4 with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

     (b) Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 4.1 or 4.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.4(a)) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective current and future directors, officers, employees, general and limited partners, members, Affiliates and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 4.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 4.4(a) or 4.4(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such indemnified party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) Other Indemnification. Indemnification similar to that specified in this Section 4.4 (with appropriate modifications) will be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     (e) Contribution. If recovery is not available under the foregoing indemnification provisions of this Section 4.4 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof will be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, consideration will be given to the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances.

     (f) Non-Exclusivity. The obligations of the parties under this Section 4.4 will be in addition to any liability which any party may otherwise have to any other party.

                                V. MISCELLANEOUS.

     5.1. Additional Securities Subject to Agreement. Each Borden Investor agrees that any other securities of the Company which it hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a Public Offering) will be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

     5.2 Indemnity. The Company agrees to indemnify and hold harmless each Indemnified Party from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against any Indemnified Party in any manner relating to or arising out of (a) any Indemnified Party's purchase and/or ownership of any shares of Common Stock,
(b) the operations of the Company or any current or future subsidiary of the Company, or (c) any litigation to which any Indemnified Party is made a party in its capacity as a shareholder or owner of securities (or a current or future director, officer, employee, limited or general partner, Affiliate or assignee of a shareholder or owner of securities) of the Company. Nothing in the foregoing will in any way be deemed to contradict or diminish any Indemnified Party's obligations under Section IV hereof or under the Recapitalization Agreement or any agreement contemplated thereby and notwithstanding the foregoing, no loss or diminution in value of any Indemnified Party's investment in the Company will, in and of itself, be an indemnifiable loss under this Agreement.

     5.3. Termination. The provisions of this Agreement specified below will terminate and be of no further force and effect (other than with respect to prior breaches) as follows:

          (a) with respect to Article II, upon the earlier to occur of (i) following an IPO, the time at which the Borden Investors collectively beneficially own less than 5% of the Common Stock and (ii) the Borden Investors ceasing to beneficially own at least 75% of the 653,125 shares of Common Stock issued to them pursuant to the Merger;

          (b) with respect to Sections 3.1, 3.3, 3.4 and 3.5, upon completion of an IPO;

          (c) with respect to Section 3.2, upon the earlier to occur of (i) the completion of an IPO and (ii) the fifth anniversary of the date of this Agreement;

          (d) as to any particular Borden Investor, with respect to Sections 4.1, 4.2 and 4.3, at such time as such Borden Investor no longer owns any Registrable Securities;

          (e) with respect to Section 4.4, upon the expiration of the applicable statutes of limitations; and

          (f) with respect to all other Sections of this Agreement, at such time as all Sections of this Agreement other than such other Sections have terminated.

     5.4. Notices. All communications provided for hereunder must be in writing and will be deemed to be given when delivered in person or by a nationally recognized overnight courier, when faxed (receipt electronically confirmed by sender's telecopy machine) or five calendar days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid and,

     If to Holdings:            c/o The Blackstone Group
                                345 Park Avenue
                                New York, New York 10054
                                Attention:        Mr. David A. Stockman
                                                  Senior Managing Director
                                Telephone:        (212) 836-9818
                                Fax:              (212) 754-8720

     With a copy to:            Jones, Day, Reavis & Pogue
                                599 Lexington Avenue
                                32nd Floor
                                New York, New York 10022
                                Attention:  Robert A. Profusek, Esq.
                                Telephone:        (212) 326-3800
                                Fax:              (212) 755-7306

     If to Borden:              Itzhak Reichman
                                Vice President,
                                Strategic Planning
                                Borden, Inc.
                                180 East Broad Street
                                Columbus, Ohio 43215-3799
                                Fax:              (614) 225-4108

     With copies  to:           William F. Stoll
                                Senior Vice President and
                                General Counsel
                                Borden, Inc.
                                180 East Broad Street
                                Columbus, Ohio 43215-3799
                                Fax:              (614) 627-8374

                                Simpson Thacher & Bartlett
                                425 Lexington Avenue
                                New York, NY 10017
                                Attention: David J. Sorkin, Esq.
                                Fax:              (212) 455-2502

     If to the Company:         The Imperial Home Decor Group, Inc.
                                23645 Mercantile Road
                                Cleveland, Ohio 44122
                                Attention:  Controller
                                Fax:              (216) 765-8677

     With a copies to:          Holdings, Borden, Simpson Thacher & Bartlett,
                                and Jones, Day, Reavis & Pogue at their
                                respective addresses set forth above.

or to such other addresses as any such party designates by written notice to the other parties hereto.

     5.5. Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

     5.6. Non-Assignability; Majority Action. (a) This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the express prior written consent of the other parties, and any attempted assignment, without such consents, will be null and void; provided, however, that Holdings may assign or delegate its rights hereunder to any Affiliate of Holdings provided such Affiliate executes and delivers to the Company an Assumption Agreement and provided Holdings remains liable hereunder.

     (b) Notwithstanding the foregoing, Holdings may assign its rights and delegate its duties under Article III and/or IV, as the case may be, to a single Transferee of at least a majority of the shares of Common Stock then owned by Holdings, provided, however, that upon such an assignment Holdings' separate rights under Article III and/or IV, as the case may be, will terminate, and Holdings may in all events retain the right to exercise its rights under Article III and/or IV, as the case may be, for the benefit of a Transferee in connection with any Transfer by it of less than a majority of its holdings of Common Stock.

     (c) Any action to be taken under this Agreement either by Holdings and any permitted Transferee or assignee of Holdings (the "Holdings Group") or by the Borden Investors hereunder will be by a majority in interest of the Holdings Group or the Borden Investors, as the case may be.

     (d) Notwithstanding any other provision hereof, any amendment hereto or other agreement or action hereunder between Holdings and any other Stockholder will be binding to the extent therein contemplated by the parties thereto regardless of whether it is binding on any other parties.

     5.7. Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Holdings Group and the Borden Investors. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

     5.8. Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

     5.9. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

     5.10. Consent to Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by United States registered mail to such party's respective address set forth in Section 5.3 will be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     5.11. Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

     5.12. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

     5.13. Titles and Headings. The section headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

     5.14. Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

     5.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                            THE IMPERIAL HOME DECOR GROUP, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            IMPERIAL HOME DECOR GROUP
                                            HOLDINGS LLC


                                            By: ________________________________
                                                Name:
                                                Title:

                                            BDH ONE, INC.


                                            By: ________________________________
                                                Name:
                                                Title:

                                            BORDEN, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT A
                                                                       ---------


                          FORM OF ASSUMPTION AGREEMENT

     ASSUMPTION AGREEMENT, dated as of __________ (this "Agreement"), by __________ ("Transferee") in favor of Imperial Home Decor Group Holdings LLC (together with its transferees and the transferees of such transferees, "Holdings").

     WHEREAS, The Imperial Home Decor Group, Inc. (the "Company"), Holdings, Borden, Inc. ("Borden") and BDH One, Inc. ("BDH One") have entered into a Stockholders' Agreement, dated as of March __, 1998, (the "Stockholders' Agreement");

     WHEREAS, capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Stockholders' Agreement;

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Transferee hereby acknowledges receipt from [__________] ("Transferor") of __________ shares of Common Stock pursuant to Section [3.2] [3.3] of the Stockholders' Agreement, and shall, and hereby agrees to, become a party to, and be bound by, to the same extent as Transferor, the terms of the Stockholders' Agreement.

     2. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws hereto.

     3. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.


                                            [TRANSFEREE]



                                            By:_________________________________
                                               Name:
                                               Title:



                                            [TRANSFEROR]



                                            By:_________________________________
                                               Name:
                                               Title:


Agreed and Accepted:

IMPERIAL HOME DECOR
   GROUP HOLDINGS LLC


By:________________________
   Name:
   Title: